                                                                   EXHIBIT 10.26
                                                                   -------------

              PATENT APPLICATION ASSIGNMENT AND ROYALTY AGREEMENT
              ---------------------------------------------------

This Patent Application Assignment and Royalty Agreement (the "AGREEMENT") is entered into as of October 15, 1993, by and among SWL Inc., a Virginia corporation with its principal offices at 1900 Gallows Road, Vienna, Virginia 22182 ("COMPANY"), and Robert E. Pfister and William D. Kight, individual persons having their principal place of business at 9705 Patuxent Woods Drive, #21, Columbia, Maryland 21046 (collectively, Messers. Pfister and Kight are hereinafter referred to as "EMPLOYEES").

                                   RECITALS
                                   --------

A. EMPLOYEES jointly claim to be the true and first inventors the OPTICAL SERVICE UNIT (as hereinafter defined) and the owners of the PATENT APPLICATION (as hereinafter defined), and EMPLOYEES jointly claim to have filed the PATENT APPLICATION prior to their employment with COMPANY.

B. COMPANY desires that EMPLOYEES assign to COMPANY the PATENT APPLICATION and the PATENT RIGHTS (as hereinafter defined).

C. EMPLOYEES desire that COMPANY pay EMPLOYEES the PURCHASE PRICE (as hereinafter defined) and a ROYALTY (as hereinafter defined).

D. Simultaneously with the execution of this Agreement, COMPANY is entering into an Employment Agreement and a Nondisclosure Agreement with each of the EMPLOYEES (the "Employment Agreements" and the "Nondisclosure Agreements").

E. Simultaneously with the execution of this Agreement, COMPANY is entering into a Purchase and Sale Agreement with PKE, Inc., a Maryland corporation of which EMPLOYEES are the principals (the "Purchase and Sale Agreement").

F. As a material inducement to the respective parties to enter into the Employment Agreements and the Nondisclosure Agreements, and to COMPANY to enter into the Purchase and Sale Agreement, the parties are entering into this Agreement under the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the foregoing, and of the mutual promises contained herein, the parties agree as follows:

                           ARTICLE 1. - DEFINITIONS
                           ------------------------

For purposes of this Agreement, the following terms shall have the definitions indicated:

1.1  DISTRIBUTION DATE shall mean the earlier of (i) the issuance of the UNITED
     -----------------
STATES PATENT, or (ii) the third (3rd) anniversary of the filing of the PATENT APPLICATION.

1.2  NET PROFITS shall mean the worldwide revenues collected by COMPANY from the
     -----------
sale or lease of the OPTICAL SERVICE UNIT, less the following general categories of expenses incurred or accrued on or after the date of this Agreement, calculated on a worldwide basis in accordance with the normal accounting and allocation procedures of COMPANY and its parent corporation, GRC International, Inc. ("GRCI"):

     1.2.1. Costs of revenues

     1.2.2. General, administrative and marketing expenses, including, but not limited to, all commissions and taxes other than income taxes;

     1.2.3.  Research and development;

     1.2.4.  Depreciation;

     1.2.5.  Interest; and

     1.2.6. All other expenses related to the OPTICAL SERVICE UNIT anywhere in the world, including but not limited to patent and any other costs or reasonable accruals or reserves associated with COMPANY's protection or prosecution of the PATENT RIGHTS or reasonably taken in anticipation of possible legal or other costs associated with the manufacture, assembly, use, sale or leasing of the OPTICAL SERVICE UNIT, or license fees or other costs paid by COMPANY to third parties.

Income taxes shall not be included in the calculation of NET PROFITS.

1.3. OPTICAL SERVICE UNIT shall mean the device invented by EMPLOYEES which is
     --------------------
described in the PATENT APPLICATION.

1.4. PATENT shall mean any validly issued, unexpired patent disclosing the
     ------
OPTICAL SERVICE UNIT which may hereafter be issued with respect to the PATENT APPLICATION or with respect to any other patent application included in the PATENT RIGHTS.

1.5. PATENT APPLICATION shall mean an application for a United States patent,
     ------------------
filed on August 18, 1993, for the OPTICAL SERVICE UNIT under the title of "Method and Apparatus for the Monitoring and Demarcation of Synchronous Optical Networks", Serial Number 08/108,338.

1.6. PATENT RIGHTS shall mean the PATENT APPLICATION and all rights, both within
     -------------
and without the United States, arising from the PATENT APPLICATION and from any patents which may be issued with respect to the PATENT APPLICATION, and all rights, both within and without the United States, arising from patent applications and resulting patents claiming priority from or based on the PATENT APPLICATION, and all divisions, reissues and extensions thereof.

1.7. PURCHASE PRICE shall mean Forty Thousand Dollars ($40,000) in cash.
     --------------

1.8. ROYALTY shall mean an aggregate of sixteen-and-one-half percent (16 1/2%)
     -------
of the cumulative NET PROFITS carrying forward any cumulative losses calculated in accordance with Section 1.2 above. Such royalty shall be paid by COMPANY to EMPLOYEE, dividing such royalty equally between each EMPLOYEE so that each receives eight-and-one-quarter percent (8 1/4%) of the NET PROFITS, less any withholding or other taxes which may be required by law.

1.9. TERMINATION DATE shall mean the earlier of (i) the expiration of the UNITED
     ----------------
STATES PATENT, or (ii) the twentieth (20th) anniversary of the filing of the PATENT APPLICATION.

1.10.  UNITED STATES PATENT  shall mean any validly issued, unexpired patent
       --------------------
disclosing the OPTICAL SERVICE UNIT which may hereafter be issued in the United States of America with respect to the PATENT APPLICATION.

                        ARTICLE 2. -CONDITION PRECEDENT
                        -------------------------------

2.1. This Agreement shall automatically be rendered null and void if the Employment Agreements, the Nondisclosure Agreements and the Purchase and Sale Agreement are not executed and delivered by the signatories thereto simultaneously with the execution and delivery of this Agreement.

        ARTICLE 3. -ASSIGNMENT OF PATENT APPLICATION AND PATENT RIGHTS
        --------------------------------------------------------------

3.1. EMPLOYEES hereby assign irrevocably to COMPANY all rights to the OPTICAL SERVICE UNIT, the PATENT, the PATENT APPLICATION and the PATENT RIGHTS.

3.2. Simultaneous with the execution of this Agreement, EMPLOYEES shall execute the form of assignment set forth in Exhibit A attached hereto. Upon COMPANY's request, EMPLOYEES shall execute such other forms of assignment or other documents which may be necessary or desirable for the transfer or prosecution of the PATENT APPLICATION and the PATENT RIGHTS and shall cooperate in the obtaining of any legalization or notarization of any such documents.

3.3. EMPLOYEES hereby further agree to give to COMPANY all information and assistance in their power to facilitate the obtaining of PATENTS and to sign execute or deliver all further documents forms and papers required to be produced or obtained by COMPANY in connection with the PATENT RIGHTS.

3.4. Upon COMPANY's request, EMPLOYEES shall deliver to COMPANY all documents and correspondence relating to the PATENT RIGHTS but may retain copies thereof.

3.5 In the event that any legal or other difficulty should arise in obtaining the acceptance of COMPANY as assignee of any of the PATENT RIGHTS with the right to be substituted as applicant in any country in place of EMPLOYEES, so that it is necessary for EMPLOYEES, to pursue the subject application and obtain grant of letters patent thereon, EMPLOYEES, if requested by COMPANY, will, at the expense of COMPANY, pursue such application and, when the patent has been granted, enter into such further form of assignment or other document as is necessary or desirable to vest in COMPANY full legal right title and interest in such patents.

3.6. EMPLOYEES hereby further agree that in the event that they shall make any improvement to the OPTICAL SERVICE UNIT, they will forthwith communicate the particulars thereof to COMPANY and execute such documents as may be necessary or desirable to transfer all rights in said improvements to COMPANY.

3.7. If COMPANY terminates the employment of both EMPLOYEES without "cause" (as that term is defined in Section 7(a) of the Employment Agreements), then, after EMPLOYEES' repayment to COMPANY of the PURCHASE PRICE plus interest at an annual rate of seven percent (7%), compounded monthly, COMPANY shall promptly take such actions as may be required of it in order to assign the PATENT RIGHTS back to EMPLOYEES; provided, however, that in such event COMPANY and all parties to whom COMPANY has sold or leased or contracted to sell or lease the OPTICAL SERVICE UNIT or other products containing the OPTICAL SERVICE UNIT (COMPANY and such parties to whom COMPANY has sold or leased are hereinafter referred to collectively as "LICENSEES") Shall nevertheless have a fully-paid up and transferable license of the PATENT RIGHTS in order that LICENSEES may sell or lease the affected units of the OPTICAL SERVICE UNIT and other products containing the OPTICAL SERVICE UNIT, and provided, further, that all parties which, at the time of the assignment of the PATENT RIGHTS, are using or have contracted to use the OPTICAL SERVICE UNIT or other products containing the OPTICAL SERVICE UNIT (such parties are hereinafter referred to as "USERS") shall, nevertheless, have a fully-paid up and transferable license to use the affected units of OPTICAL SERVICE UNIT and other products containing the OPTICAL SERVICE UNIT. For purpose of this section, the transfer of one or both EMPLOYEES to any affiliate of COMPANY shall not be considered a termination of EMPLOYEES' employment.

                    ARTICLE 4. - PAYMENT OF PURCHASE PRICE
                    --------------------------------------

4.1. Simultaneously with the execution of this Agreement, COMPANY shall pay the PURCHASE PRICE jointly to EMPLOYEES.

                       ARTICLE 5. - PAYMENT OF ROYALTIES
                       ---------------------------------

5.1. Until the DISTRIBUTION DATE, COMPANY shall calculate, but not pay the ROYALTY.

5.2. Within thirty (30) days after the DISTRIBUTION DATE, COMPANY shall pay EMPLOYEES the ROYALTIES which shall have accumulated prior to the DISTRIBUTION DATE.

5.3. After the DISTRIBUTION DATE but prior to the TERMINATION DATE, COMPANY shall pay EMPLOYEES the ROYALTY within thirty (30) days after the closing of COMPANY's financial records for each of its fiscal quarters.

5.4. After the TERMINATION DATE, COMPANY shall have no further obligation to pay any further ROYALTIES to EMPLOYEES.

5.5. COMPANY agrees that it will at all times keep complete, true and correct books of account relating to the OPTICAL SERVICE UNIT containing a current record of sales, leases and other data in sufficient detail to enable the ROYALTIES to be computed and verified. COMPANY shall permit EMPLOYEES to inspect said books of account at reasonable hours, at reasonable intervals, and with reasonable advance written notice to COMPANY in each instance. Upon the written request of both EMPLOYEES to COMPANY, COMPANY shall instruct its independent certified public accountants to inspect said books of account, and the cost of such accountants' inspection shall be borne by EMPLOYEES, and COMPANY shall subtract such cost from the ROYALTIES otherwise due, unless such accountants discover underpayments for any calendar quarter in excess of ten percent (10%) of the ROYALTIES due for such quarter, in which event COMPANY shall bear the cost of such accountants' inspection.

            ARTICLE 6. - REPRESENTATIONS AND WARRANTIES; INDEMNITY
            ------------------------------------------------------

6.1.  EMPLOYEES hereby warrant that:

      6.1.1. There are no outstanding liabilities in respect of the PATENT APPLICATION;

      6.1.2. To the best of their knowledge, they are the true and first inventors of the OPTICAL SERVICE UNIT and there are no lawful grounds of objection to the grant of a patent with respect to the PATENT APPLICATION;

      6.1.3. To the best of their knowledge, the OPTICAL SERVICE UNIT has not been used or published prior to the date of the PATENT APPLICATION and that the OPTICAL SERVICE UNIT is fully described in the PATENT APPLICATION;

      6.1.4. To the best of their knowledge, the COMPANY's manufacture, assembly, use, sale or leasing of the OPTICAL SERVICE UNIT, as disclosed in the PATENT APPLICATION, will not infringe any proprietary right (including any patent, copyright, trademark or trade secret) or any other entity;

      6.1.5. To the best of their knowledge, neither of the EMPLOYEES has, nor has any other person, done or omitted any act whereby, the PATENT RIGHTS or the right to obtain any PATENT is or will be impaired, or whereby the conditions or circumstances affecting the validity of the PATENT RIGHTS or of any PATENT is or will be impaired;

      6.1.6. They have not prior to the date hereof assigned or pledged or agreed to assign or pledge the PATENT APPLICATION or any rights thereto or relating to the OPTICAL SERVICE UNIT;

      6.1.7. They are not under any service or other agreement with any other person whereby they are obliged to give such person any rights in the OPTICAL SERVICE UNIT, the PATENT APPLICATION or any other of the PATENT RIGHTS.

6.2. EMPLOYEES will indemnify and defend COMPANY from any claim, liability and expense, including attorneys fees, arising out of any breach of any of the foregoing representations and warranties, it being noted that most of such representations and warranties are made only to the best of EMPLOYEES' knowledge.

                           ARTICLE 7. - MISCELLANEOUS
                           --------------------------

7.1.  Force Majeure.  The parties shall not be liable for any failure to perform
      -------------
any obligation hereunder when such failure arise from any acts of public enemies, acts of any local, state or national government or of any governmental agency, labor disputes, riots and strikes.

7.2.  Successors and Assigns.  No party shall assign any of its rights or
      ----------------------
obligations under this Agreement without the prior written consent of the other party hereto, which consent shall not be unreasonably withheld. In the event any party hereto is merged or consolidated with any third party, this Agreement shall inure to the benefit of and be binding on the surviving entity of such a merger or consolidation. In the event of the death of an EMPLOYEE, any ROYALTY otherwise payable to such EMPLOYEE shall be payable to his estate.

7.3.  Headings.  The article and paragraph headings contained in this Agreement
      --------
are for reference only and shall not affect in any way the meaning or interpretation of this Agreement.

7.4.  Final Expression.  This Agreement is intended by the parties as a final
      ----------------
expression of their agreement and is intended also as a complete and exclusive statement of the terms of their agreement.

7.5.  Severability.  If any one or more provisions of this Agreement should be
      ------------
held to be unenforceable in any respect for any reason under the laws of any jurisdiction, such unenforceability shall not affect any other provision of this Agreement, and all other provisions of this Agreement shall remain in full force and effect. Such unenforceable provision or provisions shall be void ab initio
                                                                     ---------
with respect to such jurisdiction.

7.6.  Waivers.  No waiver of any of the provisions of this Agreement shall be
      -------
effective unless set forth in a written instrument executed by the waiving party. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof nor shall such waiver constitute a continuing waiver.

7.7.  Notice.  Any notice or other communication required or permitted to be
      ------
given under this Agreement shall be delivered in writing by mail or courier, or given by telefax. Any such notice shall be effective (i) if delivered in writing by mail or courier, when delivered at the appropriate party's address set forth below, (ii) if given by fax, when transmitted to the fax number specified below, provided the sender's fax machine generates proof of transmission. If by any of such means a different address or number shall have been designated, then that address or number shall be used instead of the address or number set forth below.

If to COMPANY:
-------------

SWL Inc.
1900 Gallows Road
Vienna, Virginia 22182
Attention: The President
Fax: (703) 847-6592

If to Mr. Pfister:
-----------------

Robert E. Pfister
14564 Black Ankle Road
Mt. Airy, Maryland 21771
Tel.: (301) 696-1902

If to Mr. Kight:
---------------

William D. Kight
3045 Patuxent Overlook Court
Ellicott City, Maryland 21042
Tel.: (410) 461-0081

7.8.  Counterparts: Effectiveness.  This Agreement may be executed in two (2) or
      ---------------------------
more counterparts, each of which shall be deemed to be an original for all purposes. This Agreement and any amendments hereto shall become effective when each party has received notice in person or by telefax of a duly executed signature page that such counterparts have been signed by the other party.

7.9.   Amendments. Any amendments, revisions or modifications to this Agreement
       ----------
must be in writing and must be signed by all the parties hereto.

7.10.  Joint and Several Liability. The obligations of EMPLOYEES under this
       ---------------------------
Agreement and any associated liability shall be joint and several.


                   ARTICLE 8. - DISPUTES AND LAW APPLICABLE
                   ----------------------------------------

8.1. Any and all disputes arising out of or in connection with this Agreement or any provision thereof shall be finally settled under the rules of arbitration of the American Arbitration Association by one (1) arbitrator appointed in accordance with its rules. The place of arbitration shall be Vienna, Virginia, and the proceedings shall be conducted in the English language. The arbitrator's award shall, in addition to dealing with the merits of the case, fix the costs of the arbitration and decide which of the parties shall bear the costs and reasonable legal fees and expenses of the parties, or in what proportions the said costs, fees and expenses shall be borne by the parties. If enforcement of the arbitrator's award is required, the cost of enforcement shall be borne by the party against which enforcement is sought.

8.2. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Virginia, U.S.A. without regard to conflict of laws.


IN WITNESS WHEREOF the parties have executed this Agreement as of the date first set forth above.


SWL INC.

By: /s/ Joseph J. Eash III
   -------------------------------
   Joseph J. Eash III
   President and Chief Executive Officer


ROBERT E. PFISTER

 /s/ Robert E. Pfister
----------------------------------


WILLIAM D. KIGHT

 /s/ William D. Kight
----------------------------------

                                                                       EXHIBIT A

                                  ASSIGNMENT


     WHEREAS I/We, the below named inventor(s), [hereinafter referred to as Assignor(s)], have made an invention entitled: Method and Apparatus for the Monitoring and Demarcation of Synchronous Optical Networks for which I/We executed an application for United States Letters Patent concurrently herewith or filed an application for United States Letters patent on August 18, 1993 (Serial No. 08/108,338);and

     WHEREAS,
             -----------------------------------------------------------------
                            (Full Name of Assignee)
a corporation of
                --------------------------------------------------------------
                      (State or Country of Incorporation)
whose post office address is
                            --------------------------------------------------

------------------------------------------------------------------------------
(hereinafter referred to as Assignee), is desirous of security the entire right, title and interest in and to this invention in all countries throughout the world, and in and to the application for United States Letters Patent to be issued upon this application;

     NOW THEREFORE, be it known that for and in consideration of the sum of One Dollar ($1.00) in hand paid and other good and valuable consideration the receipt of which from assignee is hereby acknowledged, I/We, as assignor(s), have sold, assigned, transferred, and set over, and do hereby sell, assign, transfer, and set over unto the assignee, its lawful successors and assigns, my/our entire right, title, and interest in and to this invention and this application, and all divisions, and continuations thereof, and all Letters Patent of the United States which may be granted thereon, and all reissues thereof, and all rights to claim priority on the basis of such application, and all applications for Letters Patent which may hereafter be filed for this invention in any foreign country and all Letters Patent which may be granted on this invention in any foreign country, and all extensions, renewals, and reissues thereof; and I/We hereby authorize and request the Commissioner of Patents and Trademarks of the United States and any official of any foreign country whose duty it is to issue patents on applications as described above, to issue all Letters Patents for this invention to assignee, its successors and assigns, in accordance with the terms of this Assignment;

    AND, I/WE HEREBY covenant that I/We have the full right to convey the interest assigned by this Assignment, and I/We have not executed and will not execute any agreement in conflict with this Assignment.

    AND I/WE HEREBY further covenant and agree that I/We will, without further consideration, communicate with assignee, its successors and assigns, any facts known to me/us respecting this invention, and testify in any legal proceeding, sign all lawful papers when called upon to do so, execute and deliver any and all papers that may be necessary desirable to perfect the title to this invention in said assignee, its successors and assigns, execute all divisional, continuation, and reissue applications, make all rightful oaths and generally do everything possible to aid assignee, its successors and assigns, to obtain and enforce proper patent protection for this invention in the United States and any foreign country, it being understood that any expense incident to the execution of such papers shall be borne by the assignee, its successors and assigns.

     IN TESTIMONY WHEREOF, I/We have hereunto set our hands.

                                                        ------------------------------------------
County of Fairfax           )                           1. FULL NAME OF SOLE OR FIRST ASSIGNOR
         --------------------
                            )                     ss.   William D. Kight
                                                        ------------------------------------------
State of Virginia           )                           ADDRESS
         -------------------
                                                        3045 Patuxent Overlook Court
Subscribed and sworn to before me this 15th day         Ellicott City, Maryland 21042
                                       ----             ------------------------------------------
of October                        , 1993.               FIRST ASSIGNOR'S SIGNATURE
   -------------------------------    --
/s/Michele L. Zeck      Notary Public                         /s/ William W. Kight
------------------------                                ------------------------------------------
       My Commission Expires Dec, 31   ,1994            DATE
                             ---------                  October 15, 1993
SEAL                                                    ------------------------------------------

County of Fairfax           )                           ------------------------------------------
         --------------------                     ss.   2. FULL NAME OF SECOND ASSIGNOR, IF ANY
                            )
                                                        Robert E. Pfister
State of Virginia           )                           ------------------------------------------
        --------------------                            ADDRESS

Subscribed and sworn to before me this 15th day         14564 Black Ankle Road
                                        ----            Mt. Airy, Maryland 21771
of October                        , 1993.               ------------------------------------------
   -------------------------------    --                SECOND ASSIGNOR'S SIGNATURE
/s/Michele L. Zeck      Notary Public
------------------------                                /s/ Robert E. Pfister
       My Commission Expires Dec, 31   ,1994            ------------------------------------------
                             ---------                  DATE
SEAL                                                    October 15, 1993
                                                        ------------------------------------------

County of                   )                     ss.
         --------------------                           ------------------------------------------
                            )                           3. FULL NAME OF THIRD ASSIGNOR, IF ANY

State of                    )
        --------------------                            ------------------------------------------
                                                        ADDRESS
Subscribed and sworn to before me this      day
                                       ----
of                                , 19  .
   -------------------------------    --                ------------------------------------------
                        Notary Public                   THIRD ASSIGNOR'S SIGNATURE
------------------------

SEAL                                                    ------------------------------------------
                                                        DATE

                                                        ------------------------------------------